Interest and Other Income	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Interest and Other Income
5 - INTEREST AND OTHER INCOME

$ million
	2019	2018	2017
Interest income	899	772	677
Dividend income (from investments in equity securities)	23	104	375
Net gains on sale and revaluation of non-current assets and businesses	2,519	3,265	1,640
Net foreign exchange gains/(losses) on financing activities	5	(174)	(453)
Other	179	104	227
Total	3,625	4,071	2,466

In 2019, net gains on sale of non-current assets and businesses arose mainly in respect of gains on the sale of Upstream assets in the USA and Denmark, as well as Downstream assets in Saudi Arabia and China and Integrated Gas assets in Australia.

In 2018, net gains on sale of non-current assets and businesses arose mainly in respect of gains on the sale of Integrated Gas assets in Thailand, Malaysia, Oman and New Zealand, as well as Upstream assets in Iraq and Malaysia and a Downstream divestment in Argentina, partly offset by a charge related to the disposal of our Upstream assets in Ireland.

In 2017, net gains on sale of non-current assets and businesses arose mainly in respect of gains on the sale of Upstream assets in the UK and the USA as well as Downstream assets in Australia and Saudi Arabia, partly offset by a loss on the Motiva transaction. Net foreign exchange losses on financing activities in 2017 includes a charge of $545 million from the release of cumulative currency translation differences following the restructuring of funding for our North America businesses.